SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Xtrackers California Municipal Bond ETF (CA)
Xtrackers USD High Yield BB-B ex Financials ETF (BHYB)

Effective August 1, 2024, the following information replaces the existing disclosure contained under the “Portfolio Managers” sub-heading under the “MANAGEMENT” heading of each fund’s summary prospectus.
Jeff Lenamon, Vice President of DBX Advisors LLC and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Senior Portfolio Manager of the fund. Began managing the fund in 2024.
Jason Meyerberg, Vice President of DBX Advisors LLC and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC and Senior Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2023.
Nancy Thai, Vice President of DBX Advisors LLC and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Please Retain This Supplement for Future Reference
July 29, 2024
PROSTKR24-56